                                POWER OF ATTORNEY

      The undersigned, as a Section 16 reporting person of TuSimple Holdings
Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Laura Donald, David Atkinson, Patrick Dillon, James Mullen and Xin Zhao
as the undersigned's true and lawful attorney-in-fact to:

      (1)     complete and execute Form ID, "Update Passphrase Confirmation"
form and Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determined to be required or advisable pursuant to Section 16 of the Securities Exchange Act of 1934 (as
amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities
of the Company; and

      (2)     do all acts necessary in order to file such forms with the
Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney-in-fact shall deem appropriate.

      The undersigned hereby ratifies and confirms all that said attorneys-in-
fact and agents shall do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the
Securities Exchange Act of 1934 (as amended).

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of August, 2021.

                                                WHITE MARBLE LLC

                                               /s/ Xiaodi Hou
                                               --------------------------------
                                               Name: Xiaodi Hou
                                               Title: Manager